                                                                  Exhibit 10.15


                              SETTLEMENT AGREEMENT




          THIS SETTLEMENT AGREEMENT ("Agreement") is made and entered into as of November 1, 1996, by and between COMPANIA MEXICANA DE AVIACION, S.A., DE C.V., a Mexican corporation ("Mexicana"), and its subsidiaries and divisions, and TURBORREACTORES, S.A., DE C.V., a Mexican corporation, and its subsidiaries and divisions, on the one hand, and ADI CONSIGNMENT SALES, INC., a California corporation ("ADICS"), AVIATION DISTRIBUTORS, INC., a Delaware corporation (and successor corporation to AVIATION DISTRIBUTORS, INC., a California corporation) and its subsidiaries and divisions ("ADI"), and OSAMAH S. BAKHIT, an individual ("Mr. Bakhit"), on the other hand (collectively referred to as the "ADI Parties"). Mexicana, Turborreactores, and the ADI Parties are sometimes hereinafter referred to collectively as "the parties" and individually as a "party."

                                    RECITALS:

          A. On or about February 14, 1996, Mexicana filed a complaint in the United States District Court, Central District of California, Case No. SA CV 96-140 GLT (EEX), against the ADI Parties, which Complaint was later amended (hereinafter all versions of the Complaint filed by Mexicana are referred to collectively as the "Complaint").

          B. On or about July 25, 1996, ADI and Mr. Bakhit filed their answer to the Complaint. On or about July 25, 1996, ADICS filed its answer to the Complaint and filed a counterclaim against Mexicana and certain others (the "Counterclaim"), which Counterclaim was subsequently amended (hereinafter all versions of the Counterclaim filed by ADICS are referred to as the "Counterclaim"). The Counterclaim has not been answered due to the intervening settlement discussions that have culminated in the agreement set forth in more detail below.

          C. After consideration of various factors, including the high cost of protracted litigation and other economic issues, the parties now consider it to be in their best interests to settle their disputes on the terms and conditions set forth in this Agreement.

          D. Each party hereto is entering into this Agreement voluntarily and after conferring with counsel of its choice, without duress and without any promise or assurance other than as expressly contained in this Agreement.

                              SPECIFIC AGREEMENTS:

          NOW, THEREFORE, IN CONSIDERATION OF AND RELIANCE ON THE MUTUAL PROMISES, COVENANTS, AND UNDERTAKINGS HEREIN CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES AGREE AS FOLLOWS:

          1. The ADI Parties shall pay to Mexicana the sum of $1,200,000 USD, payable as follows:

               a. Concurrently with the execution of this Agreement, the ADI Parties shall pay to Mexicana, through counsel Troop Meisinger Steuber & Pasich, LLP (hereinafter "Mexicana's counsel"), a cashier's check in the amount of $300,000 USD made payable to COMPANIA MEXICANA DE AVIACION, S.A., DE C.V., which check may be deposited by Mexicana concurrently with its execution of this Agreement.

               b. On December 15, 1996, and in no event later than December 31, 1996, the ADI Parties will pay to Mexicana, through Mexicana's counsel, a cashier's check in the amount of $450,000 USD payable to COMPANIA MEXICANA DE AVIACION, S.A., DE C.V., which check may be deposited by Mexicana upon receipt. If payment is made after December 15, 1996 but before December 31, 1996, the ADI Parties shall advise Mexicana, in writing on or before December 15, 1996, of the circumstances causing the delay.

               c. On or before December 15, 1997, the ADI Parties will pay to Mexicana, through Mexicana's counsel, the additional sum of $450,000 USD, payable in quarterly installments, each installment bearing interest at the rate of ten percent (10%) per annum from November 1, 1996. Each quarterly payment shall be made in a cashier's check payable to COMPANIA MEXICANA DE AVIACION, S.A., DE C.V., delivered to Mexicana's counsel and which may be deposited by Mexicana upon receipt, according to the following installment schedule:

                    i. $112,500 plus interest payable on or before March 15, 1997;

                    ii. $112,500 plus interest payable on or before June 15, 1997;

                    iii. $112,500 plus interest payable on or before
                         September 15, 1997; and

                    iv. $112,500 plus interest payable on or before December 15, 1997.

               d. As security for the performance of their obligations set forth in this Agreement, on or before December 31, 1996, the ADI Parties shall deliver to Mexicana, through Mexicana's counsel, a promissory note in the form attached hereto as Exhibit A (the "Note"), fully executed by Mr. Bakhit on behalf of ADI in the sum of $450,000 USD with ten percent (10%) interest per annum from November 1, 1996, reflecting payment in the quarterly installments set forth in paragraph 1(c) above.

               e. As further security for the performance of their obligations, on or before December 31, 1996, ADI will also provide to Mexicana an irrevocable standby letter of credit in the sum of $483,503.40 USD from Wells Fargo Bank, or other financial institution with capital in excess of $100,000,000 USD, in substantially the form attached hereto as Exhibit B to secure the payment of the Note (the "Letter of Credit"). Mexicana may present and draw upon the Letter of Credit, without prior notice to the ADI Parties, upon default by the ADI Parties on any of the payments set forth in paragraph 1(c) of this Agreement, or any portion thereof. If the parties subsequently discover a defect in the irrevocable standby Letter of Credit, or if Wells Fargo Bank or such other financial institution refuses to honor the irrevocable standby Letter of Credit for any reason whatsoever, within seven (7) calendar days the ADI Parties agree to replace the apparently defective Letter of Credit with a non-defective irrevocable standby Letter of Credit, or with other valuable consideration agreeable to Mexicana to replace the sums provided by the Letter of Credit. The ADI Parties agree to take no action that will interfere with Mexicana's ability to draw upon the Letter of Credit.

          2. If, despite the best efforts and due to no fault of the ADI Parties, the Initial Public Offering of ADI's common stock (the "Offering") contemplated by ADI is not consummated on or before December 31, 1996, and in that event only, in lieu of performance under paragraph 1(b) and 1(c) of this Agreement only, the ADI Parties will pay to Mexicana the sum of $900,000 USD plus ten percent (10%) interest per annum from November 1, 1996, as follows:

               a. On or before January 1, 1997, the ADI Parties shall deliver to Mexicana, through Mexicana's counsel, a promissory note in the form attached hereto as Exhibit A (the "Note"), executed by Mr. Bakhit on behalf of ADI in the sum of $450,000 USD with ten percent (10%) interest per annum from November 1, 1996.

               b. On or before March 15, 1997, the ADI Parties will pay to Mexicana, through Mexicana's counsel, a cashier's check payable to COMPANIA MEXICANA DE AVIACION, S.A., DE C.V. in the amount of $450,000 USD, plus ten percent (10%) interest per annum from November 1, 1996, which check may be deposited by Mexicana upon receipt;

               c. On or before March 15, 1997, the ADI Parties will pay to Mexicana the sum of $450,000 USD, payable in quarterly installments, each installment bearing interest at the rate of ten percent (10%) per annum from November 1, 1996, in accordance with the installment schedule in this paragraph below. ADI will also deliver to Mexicana on or before March 15, 1997, as further security for the performance of the ADI Parties' obligations, an irrevocable standby letter of credit in the sum of $450,000 USD plus interest thereon for a total of $483,503.40 USD from Wells Fargo Bank, or other financial institution with capital in excess of $100,000,000 USD, in substantially the form attached hereto as Exhibit B to provide payment of the Note (the "Letter of Credit"), according to the following installment schedule:

                    i. $112,500 plus interest payable on or before March 15, 1997;

                    ii. $112,500 plus interest payable on or before June 15, 1997;

                   iii. $112,500 plus interest payable on or before September 15, 1997; and

                    iv. $112,500 plus interest payable on or before December 15, 1997.

Mexicana may present and draw upon the Letter of Credit, without prior notice to the ADI Parties, upon default by the ADI Parties on any of the payments set forth in this paragraph, or any portion thereof. If the parties subsequently discover a defect in the irrevocable Letter of Credit, or if Wells Fargo Bank or such other financial institution refuses to honor the irrevocable Letter of Credit for any reason whatsoever, within seven (7) calendar days the ADI Parties agree to replace the apparently defective Letter of Credit with a non-defective irrevocable Letter of Credit, or with other valuable consideration agreeable to Mexicana to replace the $483,503.40 USD payment provided by the Letter of Credit. The ADI Parties agree to take no action that will interfere with Mexicana's ability to draw upon the Letter of Credit.

          3. Concurrently with the execution of this Agreement, the ADI Parties will execute a Judgment Pursuant To Stipulation ("Consent Judgment") in the amount of $1,200,000 USD, plus interest in the amount of ten percent (10%) per annum from November 1, 1996, in the form attached hereto as Exhibit C, that may be filed as follows:

               a. Subject only to paragraph 3(c) below, in the event that ADI fails to meet its payment obligations set forth in paragraphs 1 and 2 of this Agreement, or in the event ADI fails to deliver the Note or Letter of Credit as set forth in the paragraphs above, Mexicana shall have the right, by and through this Agreement alone, to file the stipulated Consent Judgment accompanied by a declaration under penalty of perjury that the ADI Parties have failed to abide by the terms of this Agreement as set forth below, and to have judgment entered in favor of Mexicana and against the ADI Parties, and each of them, jointly and severally.

               b. The parties agree that if the ADI Parties have failed to make the first payment of $450,000 USD, plus interest thereon, or deliver the Notes or Letter of Credit, as specified in Paragraph 1 of this Agreement, or in the event that the Offering is not consummated on or before December 31, 1996, then as specified in Paragraph 2 of this Agreement, Mexicana will prepare a complaint alleging the entry into and breach of this Agreement, and file it as a new action in the United States District Court for the Central District of California, concurrently with the stipulated Consent Judgment and supporting declaration, provided that Mexicana's counsel has given two (2) hours' telephonic notice to the ADI Parties' counsel listed in Paragraph 19 of this Agreement, followed by written confirmation of Mexicana's intention to file and execute upon the stipulated Consent Judgment, and further provided that upon filing, a copy of the declaration and Consent Judgment are served on the ADI Parties by certified mail, return receipt requested, in conformity with paragraph 19 below. The ADI Parties agree that Mexicana may execute on the stipulated Consent Judgment immediately and without further notice,

               c. In the event that Mexicana is required to file the stipulated Consent Judgment and to seek enforcement of or execute on the judgment, the ADI Parties shall be entitled to a credit against the $1,200,000 USD judgment, plus the interest as specified herein, only for those installment payments actually made and sums actually received by Mexicana as set forth in paragraphs 1(b) and 1(c) or 2(b) and 2(c) (but not paragraph 1(a)) above, and the ADI Parties shall not be entitled to any other credit or offset for any other sums paid in connection with this Agreement or otherwise.

               d. The ADI Parties waive any right to respond to or object in any way to the filing of an action to seek enforcement of this Agreement, to claim that the action or any cause of action therein is time-barred by any statute of limitations, waiver, estoppel, laches, statute of repose, or any other theory, to object to the entry of the stipulated Consent Judgment, and to answer any action filed or proceeding brought to bring effect to the stipulated Consent Judgment. The ADI Parties further waive any right to challenge the stipulated Consent Judgment in the trial court or by appeal on any grounds other than compliance. The ADI Parties agree not to seek a stay of execution on the stipulated Consent Judgment, or to stay or interfere with any process to collect under the stipulated Consent Judgment, except to the extent to show their compliance with paragraphs 1(b) and 1(c) or paragraphs 2(b) and 2(c) of this Agreement.

               e. In the event that the ADI Parties timely perform each and all of the obligations set forth in paragraphs 1 and 2 of this Agreement, the stipulated Consent Judgment shall not be filed with the Court and instead, the original shall be returned to counsel for ADICS at the address set forth in paragraph 19 below within ten (10) days of Mexicana's actual receipt of all sums provided by Paragraphs 1 or 2 of this Agreement, whether by payment of the sums specified in this Agreement or by drawing upon the Letters of Credit identified in this Agreement, or some combination thereof.

          4. The ADI Parties agree that their obligation to pay Mexicana the total sum of $1,200,000 USD, plus interest thereon as set forth above in this Agreement, or in the event of partial payment, any portion thereof, is not dischargeable in bankruptcy in the event that any of the ADI Parties, jointly or individually, should seek protection under any of the Bankruptcy laws of the United States.

          5. Concurrently with the execution of this Agreement and all appurtenant documents attached to this Agreement, pursuant to Rule 41(a)(ii) of the Federal Rules of Civil Procedure, Mexicana and the ADI Parties will execute a dismissal with prejudice of Case No. SA CV 96-140 GLT (EEX) in its entirety, including the Complaint and the Counterclaim, in the form attached hereto as Exhibit D, which Mexicana shall cause to be filed only after execution of this Agreement and all appurtenant documents and Mexicana's receipt of the $300,000 USD payment set forth in paragraph 1(a) herein.

          6. The parties expressly acknowledge that time is of the essence in the performance of each of the obligations under this Agreement. Each party also agrees that it will not take any action that would interfere with the performance of this Agreement by the other party or that would adversely affect any of the rights provided for herein.

          7. Except for Mexicana's and Turborreactores' rights to enforce the terms and provisions of this Agreement, Mexicana and Turborreactores, and each of them, on behalf of themselves and their present and former shareholders, officers, directors, employees, representatives, attorneys, agents, successors, assigns, subsidiaries, and divisions, and each and all of them, hereby fully, irrevocably and forever waive, release, and discharge the ADI Parties and the ADI Parties' present and former shareholders, officers, directors, employees, representatives, attorneys, agents, successors, assigns, subsidiaries, and divisions, and each and all of them, of, from, and against any and all claims, demands, debts, liabilities, obligations, expenses, damages, actions, causes of action, rights of indemnity, liens, and remedies, of every kind and nature, whether known or unknown, heretofore arising out of, in connection with, or incidental to any act, omission, transaction, agreement, dealings, association, matter, or thing, including the claims that either Mexicana or Turborreactores has or may have against any of the ADI Parties, including claims that are or could have been included in the Complaint, excepting therefrom any liability that may be imposed on Mexicana or Turborreactores by third parties arising from the alleged sale of Mexicana's or Turborreactores' parts by the ADI Parties, or any of them.

          8. Except for the ADI Parties' right to enforce the terms and provisions of this Agreement, the ADI Parties, and each of them, on behalf of themselves and their present and former shareholders, officers, directors, employees, representatives, attorneys, agents, successors, assigns, subsidiaries, and divisions, and each and all of them, hereby fully, irrevocably and forever waive, release, and discharge Mexicana and Turborreactores, and their present and former shareholders, officers, directors, employees, representatives, attorneys, agents, successors, assigns, subsidiaries, and divisions, and each and all of them, of, from, and against any and all claims, demands, debts, liabilities, obligations, expenses, damages, actions, causes of action, rights of indemnity, liens and remedies, of every kind and nature, whether known or unknown, heretofore arising out of, in connection with, or incidental to any act, omission, transaction, agreement, dealings, association, matter, or thing, including the claims that the ADI Parties have or may have against Mexicana or Turborreactores, including claims that are or could have been included in the Counterclaim, excepting therefrom any liability that may be imposed on the ADI Parties by third parties arising from the alleged sale of Mexicana's or Turborreactores' parts by the ADI Parties, or any of them.

          9. The parties hereby acknowledge that they have had the opportunity to review this Agreement with legal counsel and that they are familiar with the provisions of section 1542 of the California Civil Code ("section 1542"), which provides as follows:

               A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THIS RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLE-MENT WITH THE DEBTOR.

Each of the parties, being aware of section 1542, hereby expressly waives and relinquishes any right or benefit that such party has or may have under section 1542 pertaining to the matters released herein, and any law or principle of similar effect of any state of territory of the United States, to the full extent that such party may lawfully waive such rights or benefits pertaining to the subject matter of this Agreement. In connection with such waiver and relinquishment, each party acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it or he now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each party hereto, through this Agreement, fully, finally, and forever to settle and release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed between and among the parties hereto. In furtherance of such intention, the release herein given shall be, and remain in effect as, a full and complete release of such matters notwithstanding the discovery of the existence of any additional claims or facts relating thereto.

          10. Each party represents, warrants, and covenants that such party has made no assignment and will make no assignment of any claims, choses in action, rights of action or any rights of any kind whatsoever, embodied in any of the claims released under the terms and provisions of this Agreement until Mexicana has received in full the $450,000 and the Letters of Credit referenced in paragraphs 1 and 2 of this Agreement. The ADI Parties further agree that no assets of ADI or ADICS may be transferred except in the normal course of business without Mexicana's prior written consent until Mexicana has received in full the $450,000 and the Letters of Credit referenced in paragraphs 1 and 2 of this Agreement, and that a violation of this limitation on transfer of assets is a breach of this Agreement and is grounds for avoidance of any such transfer.

          11. This Agreement shall bind and inure to the benefit of the parties, the parties' respective agents, servants, employees, shareholders, successors, assigns, heirs, executors, administrators, and estates of each of them.

          12. If any party receives an inquiry from any customer or supplier of the ADI Parties inquiring as to the relationship between Mexicana and the ADI Parties, the parties agree not to communicate to third parties the existence of this Agreement, nor the terms and conditions thereof, except under compulsion of legal process. In the event an inquiry is made of any of the parties regarding the status or outcome of this matter, the parties agree to use their best efforts to reply only that "the matter has been settled and concluded to the mutual satisfaction of all parties," and nothing further.

          13. The parties agree that this Agreement is a settlement of disputed claims, and neither this Agreement nor the furnishing of the consideration for this Agreement shall constitute or be construed as an admission of liability or wrongdoing on the part of any party, or be admissible as evidence in any proceeding other than for enforcement of this Agreement or based on the inaccuracy of the representations of any party provided for by this Agreement.

          14. Each of the undersigned represents and warrants that he or she has the authority to bind the entity or persons on behalf of whom he or she is signing to the terms and obligations of this Agreement, and that to the extent necessary, the execution and performance of this Agreement has been duly authorized and approved by its respective Board of Directors.

          15. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The parties may also execute this Agreement, transmitting the same by facsimile, in which event a facsimile signature of any one of the parties shall be treated as an original signature until such time as the original signature is received by the opposing parties' counsel at the addresses set forth in paragraph 19 below.

          16. This Agreement and the attachments hereto constitute the entire understanding of the parties with respect to the subject matter herein, and there are no representations, warranties, or promises other than those contained herein. This Agreement may not be changed, modified, or amended except by written agreement executed by all parties.

          17. In the event any part or provision of this Agreement, for any reason, shall be declared invalid, such decision shall not effect the validity of any remaining portion of this Agreement, which remaining portion shall remain in complete force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.

          18. Each party to this Agreement shall take any and all action necessary, appropriate or advisable to execute and discharge that party's responsibilities and obligations created by the provisions of this Agreement and further to effectuate and carry out the intent and purposes of this Agreement and the transactions contemplated by the provisions of this Agreement.

          19. Should any party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover from the losing party or parties all costs and expenses incurred plus reasonable attorneys' fees for services rendered to the prevailing party. In the event that the non-prevailing party contests the reasonableness of the prevailing party's attorneys' fees and more than fifty percent (50%) of the disputed fees are upheld by the court or other arbitrator appointed to hear the matter, the prevailing party shall also be entitled to recover from the contesting party the attorneys' fees and costs incurred to confirm its entitlement to those sums.

          20. If any notice or other document must be delivered or served in connection with this Agreement, such delivery or service must be made to the parties at the addresses indicated below unless written notification is given changing the place or person to whom the notice or other document is to be given:

                             FOR THE ADI PARTIES:

                             Dirk O. Julander, Esq.
                         Law Office of Dirk O. Julander
                           611 Anton Blvd., Suite 120
                          Costa Mesa, California 92626


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

                       FOR MEXICANA AND TURBORREACTORES:

                            Mary Craig Calkins, Esq.
                    Troop, Meisinger, Steuber & Pasich, LLP
                        10940 Wilshire Blvd., Suite 800
                       Los Angeles, California 90024-7000

          21. Failure of any party to require the performance of any term in this Agreement, or the waiver by any party of any breach thereof, shall not prevent subsequent enforcement of such term nor be deemed a waiver of any subsequent breach.

          22. This Agreement shall be interpreted and construed in accordance with the laws of the State of California without regard to any conflict of laws. The parties further agree that the provisions of this Agreement shall be interpreted in accordance with the fair meaning thereof, and not strictly for or against any of the parties hereto. Both parties have participated in the drafting of this Agreement which, accordingly, shall not be interpreted against either party.

          IN WITNESS WHEREOF, the parties voluntarily and freely execute this Agreement in quadruplicate all as of the date and year first set forth above.


                         AVIATION DISTRIBUTORS, INC.



Dated:_________________       By:________________________________
                         OSAMAH S. BAKHIT, President
                         ADI CONSIGNMENT SALES, INC.



Dated:_________________       By:________________________________


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

                         OSAMAH S. BAKHIT, President



Dated:________________           _________________________________
                         OSAMAH S. BAKHIT


                         COMPANIA MEXICANA DE AVIACION,
                         S.A., DE C.V.



Dated:________________        By:_________________________________
                                 _________________________________
                                 Its:_____________________________

                         TURBORREACTORES, S.A. de C.V.



Dated:________________        By:_________________________________
                                 _________________________________
                              Its:________________________________

                            SECURED PROMISSORY NOTE



$450,000.00                       November 1, 1996



          FOR VALUE RECEIVED, the undersigned, AVIATION DISTRIBUTORS, INC., a Delaware corporation, with offices at 1 Wrigley Drive, Irvine, California 92718 ("Maker"), promises to pay to COMPANIA MEXICANA DE AVIACION, S.A., DE C.V., a Mexican corporation, with offices at Av. Xola No. 535, Piso 29, Col. del Valle, 03100 Mexico, D.F., or holder ("Payee"), the sum of Four Hundred Fifty Thousand Dollars ($450,000), plus interest at the rate of ten percent (10%) per annum simple interest from the date hereof on the unpaid principal amount of this Note from time to time outstanding; interest on the outstanding balance and one-forth (1/4th) principle payable quarterly on the 15th day of the months of March, June, September, and December, 1997. Principal and interest shall be payable in the form of a cashier's check payable to Payee and delivered to Payee in care of its counsel Mary Craig Calkins of Troop Meisinger Steuber & Pasich, LLP, at 10949 Wilshire Boulevard, Eighth Floor, Los Angeles, California 90024, or such other address as Payee may direct in writing. All payments on this Note shall be made in lawful tender of the United States of America.

          As security for this Note, Maker agrees to provide Payee with an irrevocable standby letter of credit ("Letter of Credit") in the sum of Four Hundred Fifty Thousand Dollars ($450,000) plus sufficient additional credit to satisfy the interest thereon as specified in this Note from Wells Fargo Bank or other financial institution with capital in excess of $100,000,000, in substantially the form attached hereto as Exhibit B to secure the payment of the Note. Upon demand by Payee, on the dates set forth above for payment, and without prior notice to Maker, Payee shall receive from the holder of the Letter of Credit each payment of principle and interest required by this Note.

          The Maker shall have the right to prepay all or any portion of this Note at any time without prepayment penalty or premium. No partial prepayment of principal shall affect the obligation of Maker to continue to pay in full the amount of the payments hereunder until the entire obligation evidenced by this
Note is paid and discharged. Partial prepayments will not delay the due dates of payments.

          A default ("Event of Default") shall occur on this Note upon any of the following: (i) Maker's failure to make the payments required on this Note;
(ii) the filing of a petition in bankruptcy by Maker which is not dismissed within sixty (60) days; (iii) the appointment of a receiver for Maker; (iv) an assignment for the benefit of creditors of Maker; or (v) the failure of Maker to maintain continuous business operations.

          In the case of an Event of Default and the Payee is unable to obtain payment of the defaulted amount from the Maker's Irrevocable Letter of Credit, the Payee shall have the right to declare the entire principal and accrued but unpaid interest on this Note immediately due and payable. In addition, in the case of an Event of Default which has required Maker to pay immediately the full amount of unpaid principal, interest shall continue to accrue at the same rate from the time of default until such time as Maker has paid all sums due under this Note in full or the default is cured to Payee's satisfaction. Failure by Payee to exercise this option shall not constitute a waiver of the right to exercise it in the event of any subsequent Event of Default.

          Payee shall be entitled to collect reasonable attorneys' fees from the Maker, as well as other costs and expenses incurred in connection with the enforcement of this Note or the attempt to recover upon nonpayment of this Note when due.

          Maker warrants that the execution, delivery, and performance of this Note has been duly authorized by all requisite corporation authorizations and is enforceable against Maker in accordance with the terms thereof.

          This Note shall be payable in lawful money of the United States and shall be governed by and construed solely in accordance with the laws of the State of California with regard to any conflict of laws. Any action brought hereunder shall be brought in the United States District Court for the Central District of California

          IN WITNESS WHEREOF, Maker has caused this Promissory Note to be executed by its Chief Executive Officer and Secretary and has caused the corporate seal to be affixed as of this date first hereinabove written at __________________, California.




"MAKER"                  AVIATION DISTRIBUTORS, INC.



                         By:_______________________________
                         Its Chief Executive Officer



                         By:_______________________________
                         Its Secretary


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                   [FORM OF WELLS FARGO BANK LETTER OF CREDIT]



                                WELLS FARGO BANK
               IRREVOCABLE LETTER OF CREDIT NO.___________________



                                                                   US$483,503.40

Compania Mexicana De Aviacion, S.A., De C.V.
Avenida Xola No. 535
Piso 29
Col. del Valle
03100 Mexico, D.F.

Gentlemen:

          We hereby issue our irrevocable letter of credit ("Letter of Credit"), Letter of Credit No. __________________, for the account of Aviation Distributors, Inc., One Wrigley Drive, Irvine, California 92718 ("ADI"), in favor of Compania Mexicana De Aviacion, S.A., De C.V., Avenida Xola No. 535, Piso 29, Col. del Valle, 03100 Mexico, D.F. ("Mexicana"), in the total amount of US$483,503.40 (Four Hundred Eighty Three Thousand, Five Hundred Three and Forty Hundredths United States Dollars), expiring at our [Wells Fargo Los Angeles Main Office] on December 31, 1998, available according to the terms of this Letter of Credit as set forth below.

          We will pay you each installment drawn under this Letter of Credit in immediately available funds within twenty-four hours after receipt by us of a Draft for such installment in the form of Exhibit 1 attached hereto, executed by an officer of Mexicana, and a Certificate of an officer of Mexicana or of Mexicana's counsel Guillermo Rojas, Abogado Senior, in the form of Exhibit 2 attached hereto.


SPECIAL CONDITIONS

I. This Letter of Credit allows for drawings in four installments, each of which installments may be drawn after the respective date set forth below, in an amount not to exceed the maximum amount for such installment set forth after such date:

          INSTALLMENT              DATE                AMOUNT

          First Installment        March 15, 1997      US$125,106.16

          Second Installment       June 15, 1997       US$122,301.36

          Third Installment        September 15, 1997  US$119,465.75

          Fourth Installment       December 15, 1997   US$116,630.13

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          1.   This Letter of Credit automatically decreases by the maximum amount of each installment for which any payment is made hereunder upon such payment and for any installment as to which no draft has been presented hereunder within thirty (30) days of the date set forth for such installment in Special Condition 1 above.

          2.   The credit established hereby shall expire on December 31, 1998.

          3.   The credit established hereby is not transferable.

          4.   This Letter of Credit is irrevocable.

          5.   All our fees and charges are for the account of ADI.


          We hereby engage with you and any endorsers and bona fide holders that we will duly honor at sight each draft drawn under, and in conformity with the terms and conditions of, this Letter of Credit, if accompanied by the above-specified Certificate and presented at our [address of Wells Fargo Bank Los Angeles Main Office] on or before the expiry date of this Letter of Credit.

          This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500.




Dated: _______________________          WELLS FARGO BANK


                                        By:__________________________
                                        [Name]
                                             [Title]


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                          Exhibit 1 to Letter of Credit

                                 [FORM OF DRAFT]


WELLS FARGO BANK
IRREVOCABLE LETTER OF
CREDIT NO.__________________




                                                       __________________, 199__


          Pay to the order of ___________________________ the amount of
US$_________________  (_____________________________________________________
 ______________________________________ United States Dollars), drawn on WELLS
FARGO BANK as issuer of its Irrevocable Letter of Credit No. ________________, dated [date of Letter of Credit].




                              COMPANIA MEXICANA De AVIACION, S.A., De C.V.


                              By   ______________________________
                                   [Name]
                                   [Title]


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                          Exhibit 2 to Letter of Credit

                  [Form of Certificate to be Filed by Mexicana]




          The undersigned certifies that he is an officer of Compania Mexicana De Aviacion, S.A., De C.V. ("Mexicana") or counsel of Mexicana, and that he is authorized to make the following certification on behalf of Mexicana:

          1. Mexicana is a party to a Settlement Agreement between Mexicana, ADI, and others dated as of November 1, 1996 (the "Agreement"), among Mexicana, Turborreactores S.A., De C.V., ADI, ADI Consignment Sales, Inc., and Osamah S. Bakhit.

          2. Under the terms of the Agreement, ADI is to pay to Mexicana the sum of US$450,000 (Four Hundred Fifty Thousand United States Dollars) plus interest, payable in quarterly installments, each installment bearing interest at the rate of ten percent (10%) per annum, from November 1, 1996, according to the following installment schedule:

               a.   $112,500 plus interest payable on or before March 15, 1997;

               b.   $112,500 plus interest payable on or before June 15, 1997;

               c. $112,500 plus interest payable on or before September 15, 1997; and

               d. $112,500 plus interest payable on or before December 15, 1997.


          3. ADI has failed to make payment due in respect of the installment payments pursuant to the terms of the Agreement for the payment due on or before [date to be inserted]. [CHOOSE ONE OF THE FOLLOWING TWO TEXTS:] [ADI has not paid any amount of such payment. The Draft that accompanies this Certificate is in the full amount due for such payment.] [ADI has paid US$_________________ of such payment, but has failed to pay the balance of such payment in the amount of US$___________________. The Draft that accompanies this Certificate is in the amount of such unpaid balance of such payment.]

          4. Pursuant to the terms of the Agreement, at the date hereof, Mexicana is entitled to payment of the installment in the amount of $112,500, plus ten percent (10%) interest from November 1, 1996, which sum (or the portion of which sum identified in paragraph 3 above) has not previously been paid to Mexicana by ADI.

          5. Pursuant to the terms of the Agreement, the Letter of Credit a draft on which accompanies this Certificate may be drawn upon by Mexicana without ADI's consent and without notice to ADI.



          The undersigned certifies to the truth, accuracy, and completeness of each of the foregoing statements.


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Dated: ____________________        COMPANIA MEXICANA DE AVIACION,
                                   S.A., DE C.V.



                                        By:___________________________

                                        Its:__________________________


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